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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)        May 21, 2004
                                                        -------------




                           YELLOW ROADWAY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                       0-12255                  48-0948788
----------------------------         ---------------        --------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)




          10990 Roe Avenue, Overland Park, Kansas          66211
       ---------------------------------------------    -------------
         (Address of principal executive offices)        (Zip Code)




Registrant's telephone number, including area code     (913) 696-6100
                                                     -------------------

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Item 9.  Regulation FD Disclosure

Yellow Roadway Corporation (the "Company") held its annual stockholders' meeting on May 20, 2004. The preliminary proxy vote indicates that all nominee directors were elected, the Company's 2004 Long-Term Incentive and Equity Award Plan was approved and the appointment of KPMG LLP as the Company's independent auditors for 2004 was ratified. The official proxy vote results will be provided in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004.



Information in this Current Report that is being furnished pursuant to Item 9 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information furnished pursuant to Item 9 in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in Item 9 of this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information Item 9 of this Current Report contains is material investor information that is not otherwise publicly available.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              YELLOW ROADWAY CORPORATION
                                         ------------------------------------
                                                 (Registrant)


Date:    May 21, 2004                    By: /s/ Daniel J. Churay
     ---------------------                  ---------------------------------
                                         Daniel J. Churay
                                         Senior Vice President, General Counsel
                                         and Secretary